UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 27, 2025

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-40445	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +1 (617) 468-5770
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Accounting Officer
On May 27, 2025, Centessa Pharmaceuticals plc (the “Company”) appointed Raphael Deferiere, CPA, as the Company’s Chief Accounting Officer and designated him as the Company’s principal accounting officer, each effective as of May 27, 2025. Mr. Deferiere assumes the designation of principal accounting officer from John Crowley, who continues in his capacity as Chief Financial Officer and the Company’s principal financial officer.
From July 2017 to May 2025, Mr. Deferiere, age 46, served as an Assurance Partner at Ernst & Young, LLP, an audit and advisory firm, in Boston. Prior to this, Mr. Deferiere served in a variety of increasingly senior roles within Ernst & Young in Philadelphia, Pittsburgh and Brussels. Mr. Deferiere is a licensed Certified Public Accountant. He holds a bachelor’s degree in business administration from Universite Libre de Bruxelles, Belgium.
There are no family relationships between Mr. Deferiere and any other director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Deferiere that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
Mr. Deferiere’s compensation will include (i) an annual base salary (the “Base Salary”) of $400,000; (ii) eligibility to receive an annual bonus (the “Annual Bonus”), with the target amount of such Annual Bonus equal to 35% of the Base Salary in the year to which the Annual Bonus relates, and which will be pro-rated for 2025; provided that the actual amount of the Annual Bonus may be greater or less than such target amount; and (iii) an option to purchase up to 165,000 of the Company’s American Depositary Shares (“ADSs”) under the Company’s Amended and Restated 2021 Stock Option and Incentive Plan (the “Plan”) with an exercise price equal to the closing price of the ADSs on the Nasdaq Global Select Market on the grant date (the “Deferiere Options”). The Deferiere Options will be subject to the terms and conditions of the Plan and shall vest as follows: 25% on the one-year anniversary of the vesting commencement date, and the remaining 75% vest in 36 equal monthly installments on the first day of each month thereafter, in each case subject to his continued service through the applicable vesting date.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 29, 2025

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer